Disposal of Russian Operations	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
Disposal of Russian Operations

20. Disposal of Russian Operations

The sale of the Russian operations was completed on March 20, 2023, following the Company’s previously announced plan to exit the Russian market in an orderly manner in 2022. The results of the operations in Russia were not presented as a discontinued operation as they did not represent a strategic shift that had or will have a major effect on our operations and financial results. Such operations are neither a major line of business or a major geographical area and represented less than 1.5% of the Company’s net sales in 2023 and in 2022. During the year ended December 31, 2022, in advance of classifying the Russian disposal group as held for sale, the recoverable value of zero was reassessed based on the terms of the sales agreement entered into, applying the fair value less costs to sell method. This resulted in an impairment charge of $159 million being recorded in 2022 within Impairment of other assets.

Upon completion of the sale during 2023, the assets and liabilities previously classified as held for sale were derecognized and a pre-tax net loss on disposal was recognized of $10 million within Other (expense) income, net.